The
                                   Gannett
                             [LOGO]Welsh &
                                   Kotler
                                   Funds
--------------------------------------------------------------------------------
                                GW&K Equity Fund
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
--------------------------------------------------------------------------------

                               Semi-Annual Report
                                 March 31, 1999
                                  (Unaudited)

LETTER FROM THE PRESIDENT                                           MAY 14, 1999
================================================================================

Dear Shareholders,

During this reporting period we witnessed one of the most significant gains in market history, as major indices rebounded from the market uncertainty that characterized the late summer and fall of 1998. At the end of September, investors worldwide sought the safety and liquidity of U.S. Government securities, as yields hit record lows during the "flight to quality." In order to halt the liquidity squeeze and boost consumer confidence, the Federal Reserve cut rates three times from September to November, bringing the overnight rate to 4.75%. This action helped calm financial markets, which had been hurt by the default of emerging debt from Asia, Russia and Latin America. Financial conditions in these markets have improved since the summer, but the economies are still facing the burden of deflation. The most visible example of this is in Asia where demand has been slow, thus creating excess capacity. This excess capacity ultimately has led to a decrease in income and profitability for Japan, in particular.

The last year in the United States has been characterized by many as a period in which we have seen growth with little or no inflation. At Gannett Welsh & Kotler, we have taken the stance that the United States has not necessarily been in a period of little or no inflation, but rather deflation. The general public has viewed deflation, since the turn of the century, with vast negativity; however, that is not always correct. It is our belief that the United States for the last year has undergone significant growth and economic prosperity, while in an economic cycle highlighted by deflation.

As we reflect on the changes of the past decade, we discover that the United States has been involved in an ongoing technological revolution. This revolution has benefited society immensely as information and products are more readily available, at lower prices, via the Internet. The development of technology and its products has yielded an increased demand for new jobs as national unemployment figures, currently 4.2%, have not been this low since 1970. With rapid technological development and low unemployment, the United States has been able to sharply increase productivity, thus creating "good" deflation. This good deflation has led to lower prices and profits, unlike the deflation in Asia, which was characterized as "bad" due to excess capacity.

The United States stock indices have rebounded from losses last summer with strong returns in the last two quarters. Even so, we must be prepared for volatility in markets as numerous stocks are trading at record high multiples and world financial markets are always susceptible to downward turns. As difficult as the corrections in the past year were for investors worldwide, it heightened a needed awareness of the economic interdependence between the United States and its global partners. At Gannett Welsh & Kotler, we look forward to this new era because we have always selected your stocks and bonds one at a time, using bottom-up fundamental research.

Gannett Welsh & Kotler's investment advisory business continues to grow at a steady pace, as do our mutual funds. As of March 31,1999 the firm's total assets under management were approaching $3.1 billion, and the Equity and Government Securities Funds reached $58 million and $35 million, respectively. The Funds allow clients to access our management, exclusive of account size. We are committed to meeting the financial aspirations of all our clients.

Harold G. Kotler, CFA
President

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                              MAY 14, 1999
================================================================================

Dear Fellow Shareholders,

The semi-annual report for the GW&K Equity Fund is coming to you reflecting a period of strength in the stock market. After significant declines in stock prices at the time of the 1998 annual report, most major indices have rebounded to end on higher ground. We remain committed to our strategy of holding stocks of companies with solid growth, but which trade at reasonable prices.

As of March 31, 1999, the Fund's total net assets stood at $58.0 million, up from $47.2 million on September 30, 1998.

For the six-month period ended March 31, 1999, the total return for the GW&K Equity Fund was 24.21%, which compares with 27.34% for the Standard & Poors's 500 Index, 10.00% for the Russell 2000 Index of smaller companies, and average returns of 19.88% and 14.64% for Lipper and Morningstar Growth and Income funds, respectively. Your Fund's total return of 22.00% for the first quarter ending December 31, 1998 placed it in the Morningstar 15th percentile, while the 1.81% return for the second quarter ended March 31, 1999 placed it in the 58th percentile. When compared with the Lipper Growth and Income funds, whose average returns were 17.79% for the first quarter and 1.77% for the second quarter, the Fund was ranked in the 18th and 53rd percentiles, respectively.

The performance spread widening between the S&P 500 and the Russell 2000 of the past several years highlighted this reporting period. The S&P 500's surge was due in part to the returns of a few large capitalization, mostly technology related stocks. We think it is important to remember that, since 1979, there have been roughly the same number of years (eleven) when the S&P 500 returned more than the Russell 2000, as years when the Russell 2000 outperformed the total return of the S&P 500 (nine).

At GW&K, we have made a commitment to hold approximately one-fifth of the portfolio in a carefully selected group of smaller capitalization companies, with a similar 20% in mid capitalization stocks, and the remaining 60% in large capitalization stocks. The smaller companies in the Fund provide high as well as steady growth and should continue to build their businesses and stock prices without a dramatic increase in their price to earnings ratios. The large capitalization side has been driven by the opposite, as price to earnings ratios have hit all time highs. While we have added large capitalization names to the Fund, we have been careful not to pay too high a price for future earnings.

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS (CONTINUED)                                  MAY 14, 1999
================================================================================

We continue to believe that long-term investors should hold diversified portfolios of growing companies. Many of our smaller capitalization holdings are reporting significant earnings progress which, we believe, will be translated into share price gain in the periods ahead. Many stocks are fairly priced and represent excellent value in a market that is led by many stocks that appear richly valued. As long as their businesses remain successful, the stocks that have been lagging should do well. At GW&K we look forward to meeting the financial goals of our shareholders, while adhering to the bottom-up research that is critical in selecting stocks for the portfolio.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K GOVERNMENT SECURITIES FUND
LETTER TO SHAREHOLDERS                                              MAY 14, 1999
================================================================================

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the semi-annual period ended March 31,1999. Shares within the Fund have reached 3.52 million, as growth continues to come from the investment allocation to the Fund for managed accounts at GW&K.

The bond market experienced dramatic movement over the six-month period ended March 31, 1999. The 10-year U.S. Treasury bond, a benchmark for mortgage pricing, moved from 4.42% at September 30, 1998 to 5.24%. While the rate movement down had little to do with domestic economic fundamentals, the movement up has been directed by the continued strength of the U.S. economy. Despite the upward movement of rates, this current cycle of economic prosperity has maintained a healthy prepayment rate into second quarter. Housing statistics remain strong which suggests that prepayments should continue to remain at levels higher than prepayment models might suggest based on current interest rates.

The net asset value of the Fund dropped over the six-month period, reflecting the effects of the accelerating rate of principal paydowns. Although the Fund's share price declined, its dividend distribution rate increased during the period to 7.12%, consistent with our objective for good current income flow. As a result, the total return of the Fund was 2.36% for the six-month period, versus 1.38% for the Lehman 1-3 Year U.S. Government Bond Index.

At Gannett Welsh and Kotler, we continue to search for value within the premium mortgage-backed sector. In the last two quarters we added $5.25 million in new mortgage-backed pools. While the yields on these were attractive, we did see spread tightening during the second quarter. In addition, we purchased $0.7 million of two pools of home equity loans. This type of security is not government guaranteed, but is rated AAA, and may be backed by private insurance. The home equity loans are of interest to us, due to their principal paydown lockout and low dollar price. We will continue to look for additional types of securities that meet the maturity and income requirements for the Fund, while exhibiting reduced prepayment risk.

Sincerely,

Jeanne M. Skettino, CFA
GW&K Government Securities Fund
Portfolio Manager

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)
=====================================================================================
                                                                             GW&K
                                                            GW&K          GOVERNMENT
                                                           EQUITY         SECURITIES
                                                            FUND             FUND
-------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ...............................    $ 40,599,898     $ 34,693,525
                                                        ============     ============
   At market value (Note 2) ........................    $ 57,903,090     $ 34,802,154
Cash ...............................................          32,100               --
Dividends and interest receivable ..................          45,453          339,898
Receivable for principal paydowns ..................              --          170,551
Receivable for capital shares sold .................          85,844               --
Receivable for securities sold .....................          33,399               --
Organization expenses, net (Note 2) ................          17,867           17,867
Other assets .......................................           8,930            8,328
                                                        ------------     ------------
   TOTAL ASSETS ....................................      58,126,683       35,338,798
                                                        ------------     ------------
LIABILITIES
Dividends payable to shareholders ..................              --           37,604
Payable for capital shares redeemed ................          50,750           30,311
Payable for securities purchased ...................          19,000               --
Payable to affiliates (Note 4) .....................          69,980           37,296
Other accrued expenses and liabilities .............          16,353           12,136
                                                        ------------     ------------
   TOTAL LIABILITIES ...............................         156,083          117,347
                                                        ------------     ------------

NET ASSETS .........................................    $ 57,970,600     $ 35,221,451
                                                        ============     ============

Net assets consist of:
Paid-in capital ....................................    $ 40,393,356     $ 35,633,144
Distributions in excess of net investment income ...         (55,406)        (224,262)
Accumulated net realized gains (losses)
   from security transactions ......................         329,458         (296,060)
Net unrealized appreciation on investments (Note 1)       17,303,192          108,629
                                                        ------------     ------------
Net assets .........................................    $ 57,970,600     $ 35,221,451
                                                        ============     ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       4,292,067        3,522,149
                                                        ============     ============
Net asset value, offering price and
   redemption price per share (Note 1) .............    $      13.51     $      10.00
                                                        ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
==========================================================================================
                                                                                  GW&K
                                                                 GW&K          GOVERNMENT
                                                                EQUITY         SECURITIES
                                                                 FUND             FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................................    $         --     $  1,063,772
   Dividends ............................................         322,535               --
                                                             ------------     ------------
      TOTAL INVESTMENT INCOME ...........................         322,535        1,063,772
                                                             ------------     ------------
EXPENSES
   Investment advisory fees (Note 4) ....................         268,808          131,710
   Administration fees (Note 4) .........................          27,021           17,705
   Professional fees ....................................          15,634           15,634
   Accounting services fees (Note 4) ....................          14,000           12,000
   Custodian fees .......................................          14,331            8,807
   Pricing fees .........................................             558           20,066
   Transfer agent fees (Note 4) .........................           6,000            6,000
   Insurance expense ....................................           6,842            4,578
   Trustees' fees and expenses ..........................           5,434            5,434
   Registration fees ....................................           4,226            5,838
   Reports to shareholders ..............................           5,185            3,866
   Organization expenses (Note 2) .......................           3,350            3,350
   Postage and supplies .................................           2,066            1,421
   Distribution expenses (Note 4) .......................           1,554            1,204
                                                             ------------     ------------
      TOTAL EXPENSES ....................................         375,009          237,613
   Fees waived by the Adviser (Note 4) ..................         (39,000)         (62,000)
                                                             ------------     ------------
      NET EXPENSES ......................................         336,009          175,613
                                                             ------------     ------------

NET INVESTMENT INCOME (LOSS) ............................         (13,474)         888,159
                                                             ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........         496,405               --
   Net change in unrealized appreciation/
      depreciation on investments .......................      10,867,966          (60,996)
                                                             ------------     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS      11,364,371          (60,996)
                                                             ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............    $ 11,350,897     $    827,163
                                                             ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED MARCH 31, 1999 AND SEPTEMBER 30, 1998
============================================================================================================================
                                                                         GW&K                              GW&K
                                                                      EQUITY FUND               GOVERNMENT SECURITIES FUND
                                                             -----------------------------     -----------------------------
                                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                 ENDED           ENDED             ENDED           ENDED
                                                            MARCH 31, 1999     SEPT. 30,      MARCH 31, 1999     SEPT. 30,
                                                              (UNAUDITED)         1998          (UNAUDITED)         1998
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .........................    $    (13,474)    $    123,725     $    888,159     $  1,563,936
   Net realized gains (losses) from security transactions         496,405        2,930,429               --          (31,710)
   Net change in unrealized appreciation/depreciation
      on investments ....................................      10,867,966       (6,560,514)         (60,996)        (133,913)
                                                             ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ...      11,350,897       (3,506,360)         827,163        1,398,313
                                                             ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................              --         (140,544)        (888,159)      (1,563,936)
   Distributions in excess of net investment income .....        (119,721)              --         (353,995)        (134,858)
   Distributions from net realized gains ................              --       (3,792,354)              --          (42,055)
                                                             ------------     ------------     ------------     ------------
Decrease in net assets from distributions to shareholders        (119,721)      (3,932,898)      (1,242,154)      (1,740,849)
                                                             ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................       3,113,225       15,867,029        1,667,080       13,536,142
   Net asset value of shares issued in
      reinvestment of distributions to shareholders .....         118,604        3,902,989        1,023,095        1,393,399
   Payments for shares redeemed .........................      (3,676,058)      (2,493,861)      (2,365,804)      (4,129,661)
                                                             ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
   capital share transactions ...........................        (444,229)      17,276,157          324,371       10,799,880
                                                             ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS ...........................................      10,786,947        9,836,899          (90,620)      10,457,344

NET ASSETS
   Beginning of period ..................................      47,183,653       37,346,754       35,312,071       24,854,727
                                                             ------------     ------------     ------------     ------------
   End of period ........................................    $ 57,970,600     $ 47,183,653     $ 35,221,451     $ 35,312,071
                                                             ============     ============     ============     ============
UNDISTRIBUTED NET
   INVESTMENT INCOME ....................................    $         --     $     77,789     $         --     $    129,733
                                                             ============     ============     ============     ============
NUMBER OF SHARES
   Sold .................................................         245,599        1,290,520          166,139        1,330,599
   Reinvested ...........................................           8,938          354,791          101,773          136,897
   Redeemed .............................................        (289,826)        (206,950)        (235,661)        (406,243)
                                                             ------------     ------------     ------------     ------------
   Net increase (decrease) in shares outstanding ........         (35,289)       1,438,361           32,251        1,061,253
   Shares outstanding, beginning of period ..............       4,327,356        2,888,995        3,489,898        2,428,645
                                                             ------------     ------------     ------------     ------------
   Shares outstanding, end of period ....................       4,292,067        4,327,356        3,522,149        3,489,898
                                                             ============     ============     ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================
                                                                SIX MONTHS
                                                                   ENDED             YEAR        PERIOD
                                                                 MARCH 31,          ENDED         ENDED
                                                                   1999            SEPT. 30,    SEPT. 30,
                                                                (UNAUDITED)          1998        1997(A)
---------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
   Net asset value at beginning of period ....................    $  10.90         $  12.93      $  10.00
                                                                  --------         --------      --------
   Income from investment operations:
      Net investment income ..................................          --             0.03          0.03
      Net realized and unrealized gains (losses)
         on investments ......................................        2.64            (0.80)         2.90
                                                                  --------         --------      --------
   Total from investment operations ..........................        2.64            (0.77)         2.93
                                                                  --------         --------      --------
   Less distributions:
      Dividends from net investment income ...................       (0.03)           (0.04)           --
      Distributions from net realized gains ..................          --            (1.22)           --
                                                                  --------         --------      --------
   Total distributions .......................................       (0.03)           (1.26)           --
                                                                  --------         --------      --------

   Net asset value at end of period ..........................    $  13.51         $  10.90      $  12.93
                                                                  ========         ========      ========
RATIOS AND SUPPLEMENTAL DATA:

   Total return ..............................................      24.21%(D)        (5.99%)       29.30%(D)
                                                                  ========         ========      ========

   Net assets at end of period (000's) .......................    $ 57,971         $ 47,184      $ 37,347
                                                                  ========         ========      ========

   Ratio of net expenses to average net assets(B) ............       1.25%(C)         1.25%         1.25%(C)

   Ratio of net investment income (loss) to average net assets      (0.05%)(C)        0.27%         0.43%(C)

   Portfolio turnover rate ...................................         29%(C)           30%           13%(C)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.39%(C), 1.41% and 1.51%(C) for the periods ended March 31, 1999, September 30, 1998 and September 30, 1997, respectively (Note 4).

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================
                                                          SIX MONTHS
                                                             ENDED              YEAR        PERIOD
                                                           MARCH 31,           ENDED         ENDED
                                                             1999             SEPT. 30,    SEPT. 30,
                                                          (UNAUDITED)           1998        1997(A)
---------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
   Net asset value at beginning of period .............    $   10.12         $   10.23      $   10.00
                                                           ---------         ---------      ---------
   Income from investment operations:
      Net investment income ...........................         0.25              0.56           0.50
      Net realized and unrealized gains (losses)
         on investments ...............................        (0.02)            (0.05)          0.23
                                                           ---------         ---------      ---------
   Total from investment operations ...................         0.23              0.51           0.73
                                                           ---------         ---------      ---------
   Less distributions:
      Dividends from net investment income ............        (0.25)            (0.56)         (0.50)
      Distributions in excess of net investment income         (0.10)            (0.04)            --
      Distributions from net realized gains ...........           --             (0.02)            --
                                                           ---------         ---------      ---------
   Total distributions ................................        (0.35)            (0.62)         (0.50)
                                                           ---------         ---------      ---------

   Net asset value at end of period ...................    $   10.00         $   10.12      $   10.23
                                                           =========         =========      =========
RATIOS AND SUPPLEMENTAL DATA:

   Total return .......................................        2.36%(D)          5.07%          7.50%(D)
                                                           =========         =========      =========

   Net assets at end of period (000's) ................    $  35,221         $  35,312      $  24,855
                                                           =========         =========      =========

   Ratio of net expenses to average net assets(B) .....        1.00%(C)          1.00%          0.97%(C)

   Ratio of net investment income to average net assets        6.74%(C)          5.40%          6.19%(C)

   Portfolio turnover rate ............................          31%(C)            37%            44%(C)

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.35%(C), 1.36% and 1.47%(C) for the periods ended March 31, 1999, September 30, 1998 and September 30, 1997, respectively (Note 4).

(C)  Annualized.

(D) Not annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)
================================================================================

1.   ORGANIZATION

The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis-- The GW&K Government Securities Fund trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1999:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                   GW&K             Government
                                                  Equity            Securities
                                                   Fund                Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $ 20,646,660        $    201,304
Gross unrealized depreciation ..........         (3,399,294)            (92,675)
                                               ------------        ------------
Net unrealized appreciation ............       $ 17,247,366        $    108,629
                                               ============        ============

Federal income tax cost ................       $ 40,655,724        $ 34,693,525
                                               ============        ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1998, the GW&K Equity Fund and the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $111,490 and $296,060, respectively, none of which expire prior to September 30, 2006. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

3.   INVESTMENT TRANSACTIONS

For the six months ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,049,510 and $7,594,184, respectively, for the GW&K Equity Fund and $5,250,205 and $5,396,825, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES

The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and the GW&K Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the six months ended March 31, 1999, the Adviser voluntarily waived advisory fees of $39,000 and $62,000, respectively.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administration Agreement, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, CFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,500 and $2,000 from the GW&K Equity Fund and the GW&K Government Securities Fund, respectively. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES    COMMON STOCKS -- 99.3%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS-- 3.9%
     23,000    Ionics, Inc.* ..................................    $    692,875
     77,000    Universal Forest Products, Inc. ................       1,578,500
                                                                   ------------
                                                                   $  2,271,375
                                                                   ------------
               CONSUMER, CYCLICAL -- 11.7%
     30,000    Career Blazers, Inc. *+ ........................    $    150,000
     80,000    DeVry, Inc.* ...................................       2,320,000
     90,000    Extended Stay America, Inc.* ...................         916,875
     27,000    May Department Stores Company ..................       1,056,375
     23,000    Provant, Inc. * ................................         411,125
     22,500    Sears Roebuck & Company ........................       1,016,719
     70,000    Standard-Pacific Corp. .........................         901,250
                                                                   ------------
                                                                   $  6,772,344
                                                                   ------------
               CONSUMER, NON-CYCLICAL-- 17.7%
     46,000    Chiron Corp.* ..................................    $  1,009,125
     43,000    First Health Group Corp.* ......................         690,687
     17,000    Merck & Co., Inc. ..............................       1,363,187
     39,000    NCO Group, Inc.* ...............................       1,443,000
     40,000    Panamerican Beverages, Inc. ....................         702,500
     32,000    PepsiCo, Inc. ..................................       1,254,000
      7,500    Pfizer, Inc. ...................................       1,040,625
     26,000    Service Corporation International ..............         370,500
     33,000    Sunrise Assisted Living, Inc.* .................       1,503,563
     12,000    Tyco International, Ltd. .......................         861,000
                                                                   ------------
                                                                   $ 10,238,187
                                                                   ------------
               ENERGY -- 8.1%
     35,972    AES Corp.* .....................................    $  1,339,957
     40,000    Noble Affiliates, Inc. .........................       1,160,000
     58,000    Questar Corp. ..................................         982,375
     23,000    Royal Dutch Petroleum Company ..................       1,196,000
                                                                   ------------
                                                                   $  4,678,332
                                                                   ------------
               FINANCIAL SERVICES -- 14.4%
     28,000    Bank of New York Company, Inc. .................    $  1,006,250
     80,000    Berkshire Realty Company, Inc. .................         895,000
     30,000    Boston Properties, Inc. ........................         948,750
     21,000    Capital One Financial Corp. ....................       3,171,000
     15,000    Citigroup, Inc. ................................         958,125
    140,000    CRIIMI MAE, Inc. ...............................         376,250
     17,000    MBIA, Inc. .....................................         986,000
                                                                   ------------
                                                                   $  8,341,375
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
     SHARES    COMMON STOCKS -- 99.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               INDUSTRIAL -- 7.8%
     24,000    Boeing Company .................................    $    819,000
     10,000    General Electric Company .......................       1,106,250
     18,000    General Motors Corp. - Class H * ...............         907,875
     43,100    Republic Industries, Inc.* .....................         533,363
     40,425    United Rentals, Inc.* ..........................       1,152,113
                                                                   ------------
                                                                   $  4,518,601
                                                                   ------------
               TECHNOLOGY -- 24.3%
     45,000    Cognex Corp.* ..................................    $  1,065,937
     23,000    Dell Computer Corp. * ..........................         940,125
     26,000    Lernout & Hauspie Speech Products N.V.* ........         780,000
      8,500    Lucent Technologies, Inc. ......................         915,875
    100,500    Mastech Corp.* .................................       1,306,500
     14,000    MediaOne Group, Inc. * .........................         889,000
     54,000    Oracle Corp.* ..................................       1,424,250
     57,000    SDL, Inc.* .....................................       5,172,750
     30,000    Xerox Corp. ....................................       1,601,250
                                                                   ------------
                                                                   $ 14,095,687
                                                                   ------------
               UTILITIES -- 11.4%
     15,000    AT&T Corp. .....................................    $  1,197,187
     22,000    Enron Corp. ....................................       1,413,500
     34,000    MCI WorldCom, Inc.* ............................       3,011,125
     40,000    Reliant Energy, Inc. ...........................       1,042,500
                                                                   ------------
                                                                   $  6,664,312
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $40,277,021) .........    $ 57,580,213
                                                                   ------------

================================================================================
                                                                       MARKET
     SHARES    CASH EQUIVALENTS -- 0.6%                                VALUE
--------------------------------------------------------------------------------
   322,877     Merrimac Cash Fund - Institutional Class
                 (Cost $322,877) ..............................    $    322,877
                                                                   ------------

               TOTAL INVESTMENT SECURITIES -- 99.9%
                 (Cost $40,599,898) ...........................    $ 57,903,090

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% ..          67,510
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 57,970,600
                                                                   ============

* Non-income producing security.
+ Restricted security.

See accompanying notes to financial statements.

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
================================================================================
      PAR                                                              MARKET
     VALUE     MORTGAGE-BACKED SECURITIES -- 94.7%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 41.2%
$   222,653    7.50%, 02/01/22 ................................    $    230,410
    202,386    8.00%, 11/01/10 ................................         209,500
    441,358    8.25%, 06/01/17 ................................         463,903
    961,862    8.50%, 03/01/08 thru 09/01/17 ..................       1,011,983
    917,552    8.75%, 10/01/08 thru 10/01/17 ..................         967,485
    915,584    9.00%, 06/01/08 thru 06/01/21 ..................         970,675
  1,604,644    9.25%, 10/01/08 thru 12/01/10 ..................       1,702,458
    829,113    9.50%, 03/01/09 thru 02/01/21 ..................         886,710
  2,184,019    9.75%, 04/01/08 thru 02/01/18 ..................       2,341,323
    468,585    9.85%, 05/01/16 ................................         503,804
    866,446    10.00%, 01/01/01 thru 10/01/20 .................         940,872
  1,495,597    10.25%, 04/01/09 thru 09/01/12 .................       1,613,676
    188,123    10.50%, 06/01/00 thru 10/01/19 .................         204,295
    460,584    10.75%, 07/01/10 thru 04/01/11 .................         505,479
    812,817    11.00%, 12/01/00 thru 01/01/19 .................         891,342
    525,862    11.25%, 09/01/09 thru 11/01/13 .................         578,847
    166,362    11.50%, 06/01/11 thru 06/01/19 .................         185,740
     28,460    11.75%, 02/01/11 thru 07/01/13 .................          31,784
    108,213    12.50%, 01/01/10 thru 05/01/15 .................         122,293
    142,775    13.50%, 01/01/11 ...............................         163,677
-----------                                                        ------------
$13,542,995    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ...    $ 14,526,256
-----------      (Amortized Cost $14,492,336)                      ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.2%
$   342,570    7.50%, 02/01/14 ................................    $    350,264
    244,622    8.00%, 08/01/19 ................................         255,248
  1,130,202    8.50%, 12/01/08 thru 03/01/22 ..................       1,189,269
    606,312    8.75%, 08/01/07 thru 08/01/17 ..................         639,257
    899,691    9.00%, 06/01/10 thru 09/01/21 ..................         953,839
    208,080    9.25%, 12/01/15 ................................         222,481
    384,510    9.50%, 02/01/11 thru 07/01/17 ..................         414,339
    403,060    9.75%, 03/01/06 thru 02/01/19 ..................         429,858
  2,785,191    10.00%, 11/01/00 thru 02/01/21 .................       3,007,903
     64,949    10.25%, 05/01/09 thru 03/01/16 .................          70,982
    480,561    10.50%, 08/01/00 thru 09/01/20 .................         526,048
     69,784    10.75%, 09/01/09 thru 03/01/14 .................          77,593
    326,651    11.00%, 10/01/11 thru 07/01/15 .................         350,145
     14,159    11.25%, 10/01/15 ...............................          15,894
    190,233    11.50%, 05/01/19 ...............................         214,694
    252,314    11.75%, 04/01/12 thru 02/01/14 .................         286,669
    194,503    12.00%, 03/01/13 thru 07/01/15 .................         222,673
     15,577    12.25%, 05/01/10 thru 07/01/13 .................          17,744
-----------                                                        ------------
$ 8,612,969    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ....    $  9,244,900
-----------      (Amortized Cost $9,229,614)                       ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR                                                              MARKET
     VALUE     MORTGAGE-BACKED SECURITIES -- 94.7% (CONTINUED)         VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 25.2%
$   440,085    7.00%, 05/15/23 ................................    $    448,015
    202,058    8.75%, 11/15/08 ................................         216,406
    609,771    9.00%, 11/15/19 thru 06/15/21 ..................         655,526
    169,649    9.25%, 09/15/09 ................................         183,869
  1,058,309    9.50%, 06/15/09 thru 08/20/19 ..................       1,151,615
      3,261    9.75%, 12/15/00 thru 01/15/01 ..................           3,335
  2,620,961    10.00%, 10/15/00 thru 02/20/21 .................       2,872,348
      6,806    10.25%, 12/15/99 thru 02/15/01 .................           6,973
    696,841    10.50%, 02/20/05 thru 10/20/19 .................         771,576
    351,815    11.00%, 12/15/09 thru 01/15/16 .................         392,447
      4,036    11.25%, 04/15/01 ...............................           4,178
  1,555,349    11.50%, 03/15/10 thru 08/20/19 .................       1,765,544
    192,522    11.75%, 05/15/04 thru 08/15/13 .................         218,016
     15,980    12.00%, 08/15/13 thru 09/15/14 .................          18,462
    116,273    13.00%, 01/15/11 thru 01/15/15 .................         135,766
-----------                                                        ------------
$ 8,043,716    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION .    $  8,844,076
-----------      (Amortized Cost $8,779,304)                       ------------


               OTHER MORTGAGE-BACKED SECURITIES -- 2.1%
$    39,105    Arkansas Development Finance Authority
                 REMIC #93-C, 8.20%, 02/15/14 .................    $     40,161
    300,000    Contimortgage Home Equity Loan Trust
                 #98-2-A7, 6.57%, 03/15/23 ....................         295,080
    395,000    Delta Funding Home Equity Loan Trust
                 #96-1-A7, 7.95%, 06/25/27 ....................         416,108
-----------                                                        ------------
$   734,105    TOTAL OTHER MORTGAGE-BACKED SECURITIES .........    $    751,349
-----------      (Amortized Cost $765,885)                         ------------

$30,933,785    TOTAL MORTGAGE-BACKED SECURITIES ...............    $ 33,366,581
===========      (Amortized Cost $33,267,139)                      ------------

================================================================================
      PAR                                                              MARKET
     VALUE     MUNICIPAL OBLIGATIONS -- 1.7%                           VALUE
--------------------------------------------------------------------------------
$   300,000    Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01 ...    $    316,800
    250,000    Mississippi Housing Rev. Bond, 9.15%, 09/15/14 .         267,675
-----------                                                        ------------
$   550,000    TOTAL MUNICIPAL OBLIGATIONS ....................    $    584,475
===========      (Amortized Cost $575,288)                         ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
     SHARES    CASH EQUIVALENTS -- 2.4%                                VALUE
--------------------------------------------------------------------------------
    851,098    Merrimac Cash Fund - Institutional Class
                 (Cost $851,098) ..............................    $    851,098
                                                                   ------------

               TOTAL INVESTMENTS SECURITIES -- 98.8%
                 (Cost $34,693,525) ...........................    $ 34,802,154

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2% ..         419,297
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 35,221,451
                                                                   ============

See accompanying notes to financial statements.

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18

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                                                                              19

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116


BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)